Exhibit 99.1

NOT FOR IMMEDIATE RELEASE

SiriusXM Appoints Zac Coughlin as Chief Financial Officer

Coughlin Brings Nearly 30 Years of Financial Operational Experience

Tom Barry to Step Down, Effective December 31

NEW YORK, November 18, 2025 – Sirius XM Holdings Inc. (NASDAQ: SIRI) today announced that it has appointed Zac Coughlin as the Company’s next Chief Financial Officer, effective January 1, 2026. Coughlin will succeed Tom Barry who is stepping down as SiriusXM’s CFO.

Coughlin brings nearly 30 years of experience in financial roles across global consumer, retail, and automotive companies. He currently serves as Chief Financial Officer at PVH Corp, where he was responsible for the global finance function, including financial planning and analysis, investor relations, corporate development, treasury, tax, audit, real estate, and facilities. His prior roles include Group CFO and Chief Operating Officer at DFS, a subsidiary of LVMH and CFO of Converse, a division of Nike. Additionally, he spent more than a decade in finance at Ford Motor Company.

Jennifer Witz, CEO of SiriusXM, said, “Zac brings significant experience as a financial leader at public companies and a proven track record of driving sustainable, profitable growth – making him an ideal leader for our finance organization as we advance our renewed strategic focus in a complex and dynamic market environment. Zac’s perspective and expertise from his decades of experience at global iconic brands will be instrumental in our efforts to maintain a strong balance sheet, drive margins, and optimize our cash flows – all with the goal of increasing shareholder value.”

Coughlin said, “I am honored to be joining the team. SiriusXM is a powerhouse, built around its live and curated programming, diverse talent, and expanding portfolio of must-listen podcasts. There is a tremendous opportunity ahead for the business. I am eager to dive in and partner with Jennifer and the rest of the executive team to execute on the capital allocation priorities that are key to the Company’s strategic focus and help guide SiriusXM through the next phase of its transformation.”

Witz added, “Since joining SiriusXM, Tom has embodied the Company’s core values, bringing his financial expertise and strong leadership to our finance organization. It has been a privilege to work alongside Tom in driving strong financial discipline across the organization and executing our renewed strategic focus to create meaningful value to our listeners and shareholders. On behalf of everyone at SiriusXM, we are grateful for his contributions.”

Barry said, “Looking back on my career at SiriusXM, I am incredibly proud of the team and what we’ve accomplished together. I’ll always be a loyal listener and look forward to seeing what’s next for SiriusXM. I have every confidence that the Company is on the right path for long-term success.”

The Company also reaffirmed its full year 2025 guidance as provided on October 30, 2025.

About Zac Coughlin

Zac Coughlin currently serves as CFO of PVH Corp., overseeing its global financial strategy. He joined the company from DFS Group Limited, a subsidiary of LVMH Moët Hennessy Louis Vuitton Group, where he served as Group CFO and Chief Operating Officer. Prior to joining DFS, Coughlin was CFO at Converse, Inc., a division of Nike, Inc., supporting its global business spanning wholesale, retail and eCommerce. Coughlin started his career with Ford Motor Company where he held multiple global financial leadership roles including in international markets in Asia and Europe. Coughlin received his MBA from Harvard Business School and graduated from The Ohio State University with a BSBA in Finance and Supply Chain Logistics.

About Sirius XM Holdings Inc.

SiriusXM is the leading audio entertainment company in North America with a portfolio of audio businesses including its flagship subscription entertainment service SiriusXM; the ad-supported and premium music streaming services of Pandora; an expansive podcast network; and a suite of business and advertising solutions. Reaching a combined monthly audience of approximately 170 million listeners, SiriusXM offers a broad range of content for listeners everywhere they tune in with a diverse mix of live, on-demand, and curated programming across music, talk, news, and sports. For more about SiriusXM, please go to: www.siriusxm.com.

This communication contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about our outlook and our future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "believe," "intend," "plan," "projection," "outlook" or words of similar meaning or the negative version of such words or phrases.  Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control.  Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.  All capitalized terms herein shall have the meaning attributable to them in our Quarterly Report on Form 10-Q for the period ended September 30, 2025.

The following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:  Risks Relating to our Business and Operations:  We face substantial competition and that competition has increased over time; our SiriusXM service has suffered a loss of subscribers and our Pandora ad-supported service has similarly experienced a loss of monthly active users; if our efforts to attract and retain subscribers and listeners, or convert listeners into subscribers, are not successful, our business will be adversely affected; we engage in extensive marketing efforts and the continued effectiveness of those efforts is an important part of our business; we rely on third parties for the operation of our business, and the failure of third parties to perform could adversely affect our business; failure to successfully monetize and generate revenues from podcasts and other non-music content could adversely affect our business, operating results, and financial condition; we may not realize the benefits of acquisitions or other strategic investments and initiatives; and the impact of economic conditions may adversely affect our business, operating results, and financial condition.  Risks Relating to our SiriusXM Business: Changing consumer behavior and new technologies relating to our satellite radio business may reduce our subscribers and may cause our subscribers to purchase fewer services from us or to cancel our services altogether, resulting in less revenue to us; a substantial number of our SiriusXM service subscribers periodically cancel their subscriptions and we cannot predict how successful we will be at retaining customers; our ability to profitably attract and retain subscribers to our SiriusXM service is uncertain; our business depends in part upon the auto industry; the imposition of tariffs by the United States government could have a major effect on the United States auto industry, which SiriusXM is dependent upon as a material source of new subscribers; failure of our satellites would significantly damage our business; and our SiriusXM service may experience harmful interference from wireless operations. Risks Relating to our Pandora and Off-platform Business:  Our Pandora and Off-platform business generates a significant portion of its revenues from advertising, and reduced spending by advertisers could harm our business; emerging industry trends may adversely impact our ability to generate revenue from advertising; our failure to convince advertisers of the benefits of our Pandora ad-supported service could harm our business; if we are unable to maintain our advertising revenue, our results of operations will be adversely affected; changes to mobile operating systems and browsers may hinder our ability to sell advertising and market our services; and if we fail to accurately predict and play music, comedy or other content that our Pandora listeners enjoy, we may fail to retain existing and attract new listeners. Risks Relating to Laws and Governmental Regulations:  Privacy and data security laws and regulations may hinder our ability to market our services, sell advertising and impose legal liabilities; consumer protection laws and our failure to comply with them could damage our business; failure to comply with FCC requirements could damage our business; we may face lawsuits, incur liability or suffer reputational harm as a result of content published or made available through our services; and environmental, social and governance expectations and related reporting obligations may expose us to potential liabilities, increased costs, reputational harm, and other adverse effects.  Risks Associated with Data and Cybersecurity and the Protection of Consumer Information:  If we fail to protect the security of personal information about our customers, we could be subject to costly government enforcement actions and private litigation and our reputation could suffer; we use artificial intelligence in our business, and challenges with properly managing its use could result in reputational harm, competitive harm, and legal liability and adversely affect our results of operations; and interruption or failure of our information technology and communications systems could impair the delivery of our service and harm our business. Risks Associated with Certain Intellectual Property Rights:  Rapid technological and industry changes and new entrants could adversely impact our services; the market for music rights is changing and is subject to significant uncertainties; our Pandora services depend upon maintaining complex licenses with copyright owners, and these licenses contain onerous terms; failure to protect our intellectual property or actions by third parties to enforce their intellectual property rights could substantially harm our business and operating results; and some of our services and technologies use “open source” software, which may restrict how we use or distribute our services or require that we release the source code subject to those licenses.  Risks Related to our Capital Structure:  While we currently pay a quarterly cash dividend to holders of our common stock, we may change our dividend policy at any time; our holding company structure could restrict access to funds of our subsidiaries that may be needed to pay third party obligations; we have significant indebtedness, and our subsidiaries’ debt contains certain covenants that restrict their operations; and our ability to incur additional indebtedness to fund our operations could be limited, which could negatively impact our operations.  Risks Related to the Transactions: We may have a significant indemnity obligation to Liberty Media, which is not limited in amount or subject to any cap, if the transactions associated with the Split-Off are treated as a taxable transaction; we may determine to forgo certain transactions that might otherwise be advantageous in order to avoid the risk of incurring significant tax-related liabilities; we have assumed and are responsible for all of the liabilities attributed to the Liberty SiriusXM Group as a result of the completion of the Transactions, and acquired the assets of SplitCo on an “as is, where is” basis; we may be harmed by securities class actions and derivative lawsuits in connection with the Transactions; it may be difficult for a third party to acquire us, even if doing so may be beneficial to our stockholders; we have directors associated with Liberty Media, which may lead to conflicting interests; and our directors and officers are protected from liability for a broad range of actions.  Other Operational Risks:  If we are unable to attract and retain qualified personnel, our business could be harmed; our facilities could be damaged by natural catastrophes or terrorist activities; the unfavorable outcome of pending or future litigation could have an adverse impact on our operations and financial condition; we may be exposed to liabilities that other entertainment service providers would not customarily be subject to; and our business and prospects depend on the strength of our brands.

Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found in our Annual Report on Form 10-K for the year ended December 31, 2024, which is filed with the Securities and Exchange Commission (the "SEC") and available at the SEC's Internet site (http://www.sec.gov).  The information set forth herein speaks only as of the date hereof, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication.

Media contact:

Maggie Mitchell

maggie.mitchell@siriusxm.com

Investor contact:

Hooper Stevens

212-901-6718

hooper.stevens@siriusxm.com